SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 16, 2002
                                (Date of report)


                             A.B. Watley Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                              1-14897                       13-3911867
(State of Incorporation)       (Commission File Number)        (IRS Employer ID)


                                 40 Wall Street
                               New York, NY 10005
                    (Address of principle executive offices)


                                 (212) 422-1100
              (Registrant's telephone number, including area code)

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ITEM 4.  Change in Registrant's Certifying Accountant

     On October 10, 2002, Israeloff, Trattner & Co. P.C. ("Israeloff") resigned as A.B. Watley Group, Inc.'s (the "Company") independent public accountants.

     Israeloff did not issue a report on the Company's financial statements during the Company's two most recent fiscal years and any subsequent interim period and, therefore, no report contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principle. Furthermore, during the two most recent fiscal years and any subsequent interim period, there were no disagreements with Israeloff within the meaning of Instruction 4 to Item 304 of Regulation S-K under the Securities Exchange Act of 1934 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Israeloff, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report they might have issued.

ITEM 7(c).  Exhibits.

Exhibit 16.1 Letter from Israeloff, Trattner & Co. P.C. dated October 16, 2002.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                            A.B. WATLEY GROUP, INC. (Registrant)


                                          /s/ Robert Malin
                                          By: Robert Malin
                                              President